================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) MAY 7, 2001




                               U.S. REALTEL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               DELAWARE                                0-30401                                36-4360426
  ------------------------------------     --------------------------------         --------------------------------
    (State or Other Jurisdiction of             (Commission File No.)                       (IRS Employer
             Incorporation)                                                               Identification No.)

ONE FINANCIAL PLAZA, SUITE 1101, FORT LAUDERDALE, FLORIDA                33394
------------------------------------------------------------------------------
(Address of principal executive office)                             (Zip code)


       Registrant's telephone number, including area code: (954) 462-0449

                                 NOT APPLICABLE
       ------------------------------------------------------------------
         (Former Names or Former Address, if Changed Since Last Report)

================================================================================

ITEM 9. REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is a Letter to Shareholders and other text accompanying the Registrant's Proxy Statement for the 2001 Annual Meeting of Shareholders and Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 being mailed to shareholders. The information included pursuant to this Item 9 (including the exhibits) shall not be deemed to be incorporated by reference into any filing made by the Registrant pursuant to the Securities Act of 1933.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Letter to Shareholders accompanying the Registrant's Proxy Statement for the 2001 Annual Meeting of Shareholders and Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 being mailed to shareholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               U.S. REALTEL, INC.




Date:  May 7, 2001                             By:/s/ MARK GRANT
                                                  ---------------------------
                                                   Mark Grant
                                                   President

                                INDEX TO EXHIBITS

EXHIBIT NO.          EXHIBIT TITLE
-----------          -------------

    99.1 Letter to Shareholders and other text accompanying the Registrant's Proxy Statement for the 2001 Annual Meeting of Shareholders and Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 being mailed to shareholders.